                       OPPENHEIMER TRINITY GROWTH FUND
                  Supplement dated September 18, 2001 to the
                      Prospectus dated January 22, 2001

The Prospectus is changed as follows:

1.    The  Prospectus  supplement  dated  August 3, 2001 is  replaced  by this supplement.

2.    On September 14, 2001,  shareholders  of the Fund approved the Agreement and Plan of  Reorganization  between  the Fund and  Oppenheimer  Large Cap
    Growth Fund ("Large Cap Growth Fund"),  and the transactions  contemplated thereby,  including  (a) the  transfer  of all the  assets  of the Fund to
    Large Cap Growth Fund in exchange  for Class A, Class B and Class C shares of Large Cap Growth  Fund,  (b) the  distribution  of such shares of Large
    Cap Growth  Fund to the  corresponding  Class A, Class B, Class C, Class N and Class Y shareholders  of the Fund in complete  liquidation of the Fund and (c) the  cancellation  of the  outstanding  shares  of the  Fund.  The reorganization is expected to be completed effective October 11, 2001.

3.    The  paragraph  captioned  "Class N  Shares"  under  the  heading  "What
    Classes of Shares Does the Fund  Offer?" on page 14 is revised by deleting the first  three  sentences  of that  section  and  replacing  it with the following sentence:

         If you buy Class N shares (available only through certain  retirement plans),  you pay no sales  charge  at the time of  purchase,  but you will pay an annual asset-based sales charge.

4.   The  first  and  second  sentences  of the  section  captioned  "Class  A
     Contingent   Deferred   Sales   Charge"  on  page  17  are   deleted  and
     replaced with the following:

         There is no initial sales charge on non-retirement  plan purchases of
         Class  A  shares  of  any  one  or  more  of  the  Oppenheimer  funds
         aggregating  $1  million  or  more,  or  for  certain   purchases  by
         particular  types of retirement plans that were permitted to purchase
         such  shares   prior  to  March  1,  2001.   (After  March  1,  2001,
         retirement  plans are not  permitted  to make  initial  purchases  of
         Class A shares  subject to a contingent  deferred  sales charge.) The
         Distributor pays dealers of record  commissions in an amount equal to
         1.0%  of  purchases  of $1  million  or  more  other  than  by  those grandfathered retirement accounts.

5.   The  Prospectus is changed by adding the following  after "Can You Reduce
     Class A Sales Charges?" on page 18:

         Purchases  by Certain  Retirement  Plans.  There is no initial  sales charge on purchases of Class A shares of any one or more  Oppenheimer funds by  retirement  plans  that  have $10  million  or more in plan assets  and that  have  entered  into a  special  agreement  with the
         Distributor,  and by retirement  plans which are part of a retirement plan product or platform  offered by certain  banks,  broker-dealers, financial  advisors,  insurance companies or recordkeepers which have entered into a special  agreement with the  Distributor.  There is no
         contingent   deferred  sales  charge  upon  the  redemption  of  such
         shares.   The   Distributor   currently   pays   dealers   of  record
         concessions  in an  amount  equal to 0.25% of the  purchase  price of
         Class A shares by those  retirement  plans from its own  resources at the time of sale.  That  concession  will not be paid on purchases of shares by a  retirement  plan made with the  redemption  proceeds  of
         Class N shares of one or more Oppenheimer  funds held by the plan for more than (18) months.

6.   The  heading  "Who  Can Buy  Class N  Shares?"  and the  first  paragraph following it on page 19 is  revised to read as follows:

         How Can You Buy  Class N  Shares?  Class N shares  are  offered  only through  retirement  plans  (including  IRAs and 403(b)  plans)  that purchase  $500,000  or  more  of  Class  N  shares  of  one  or  more
         Oppenheimer  funds or through  retirement  plans (not  including IRAs and 403(b)  plans)  that have  assets of  $500,000  or more or 100 or more eligible  participants.  See "Availability of Class N shares" in the  Statement  of  Additional  Information  for other  circumstances where Class N shares are available for purchase.

7. The   following  is  added  to  the  end  of  the  last   paragraph   under
   "Distribution  and  Service  Plans for Class B, Class C and Class N Shares"
   on page 20:

         That sales  concession on the sale of Class N shares will not be paid on (i)  purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the  redemption proceeds of Class C shares of one or more  Oppenheimer  funds held by the plan  for  more  than one  year  (other  than  rollovers  from an
         OppenheimerFunds-sponsored  Pinnacle or  Ascender  401(k) plan to any
         IRA invested in the  Oppenheimer  funds),  (ii)  purchases of Class N shares in amounts of $500,000 or more by a retirement  plan that pays for the purchase  with the  redemption  proceeds of Class A shares of
         one  or  more  Oppenheimer   funds  (other  than  rollovers  from  an
         OppenheimerFunds-sponsored  Pinnacle or  Ascender  401(k) plan to any
         IRA  invested in the  Oppenheimer  funds),  and (iii) on purchases of
         Class  N  shares  by an  OppenheimerFunds  -  sponsored  Pinnacle  or
         Ascender  401(k)  plan made with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds.

8. The third sentence under the heading  "OppenheimerFunds  Internet Web Site"
   on page 22  is deleted and replaced with the following:

         To  perform  account   transactions  or  obtain  account  information
         online,  you must  first  obtain a user  I.D.  and  password  on that website.

September 18, 2001                                              341PS010